================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2006

                              PHARMION CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   000-50447               84-1521333
  ----------------------------      ----------------       -------------------
  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

         2525 28th Street, Boulder, Colorado                     80301
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 720-564-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On February 22, 2006, the Pharmion Corporation issued a press release describing financial results of the Company for the quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 and is being incorporated herein by reference.

                  The information incorporated by reference in Item 2.02 of this
             Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  On February 22, 2006, the Company announced that Judith A.
             Hemberger, Ph.D., chief operating officer, executive vice president and director, will retire April 1, 2006 from the Company and its board of directors.

                  The Company further announced that effective February 22,
             2006, each of the following executive officers of the Company have each been promoted to the position of Executive Vice President:
             Erle T. Mast, chief financial officer; Gillian C. Ivers-Read, vice president of clinical development, regulatory affairs and medical; and Michael Cosgrave, vice president of global commercial operations.

                  This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, discussion relative to markets for our products and trends in revenue, gross margins and anticipated expense levels, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect" and "intend" and other similar expressions. All statements regarding our expected financial position and operating results, business strategy, financing plans, forecast trends relating to our industry are forward-looking statements. These forward-looking statements are subject to business and economic risks and uncertainties, and our actual results of operations may differ materially from those contained in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those factors set forth under "Factors Affecting our Business Conditions" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. As a result, you should not place undue reliance on these forward-looking statements. We undertake no obligation to revise these forward-looking statements to reflect future events or developments.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (d) Exhibits

             EXHIBIT
             NUMBER     DESCRIPTION
             -------    --------------------------------------------------------
             99.1       Press Release, dated February 22, 2006.

                        This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PHARMION CORPORATION


Date: February 22, 2006                          By:    /s/ Erle T. Mast
                                                        ------------------------
                                                 Name:  Erle T. Mast
                                                 Title: Chief Financial Officer